UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

XBP Global Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40206	85-2002883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6641 N. Belt Line Road, Suite 100 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

(844) 935-2832

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	XBP	The Nasdaq Capital Market
Redeemable warrants, each ten warrants exercisable for one share of common stock at an exercise price of $115.00	XBPEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2026, XBP Global Holdings, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). As of the record date, April 21, 2026, there were 11,768,050 shares of Common Stock outstanding and entitled to vote. Approximately 85.92% of outstanding shares were represented at the Annual Meeting. The results for the proposals voted upon at the annual meeting, which are further described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2026 (the “Proxy Statement”), were as follows:

•	Proposal 1 — To consider and vote upon a proposal to elect to the board of directors of the Company (the “Board”) the seven nominees named in the Proxy Statement who have been nominated by the Board to serve as directors until the 2027 annual meeting of stockholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Par Chadha	3,690,975	5,842,383	577,920
Andrej Jonovic	8,130,779	1,402,579	577,920
Randal Klein	5,591,900	3,941,458	577,920
Regina Paolillo	8,372,081	1,161,277	577,920
Robert Pryor	5,591,905	3,941,453	577,920
James Reynolds	4,597,650	4,935,708	577,920
Sanjay Srivastava	5,591,899	3,941,459	577,920

•	Proposal 2 — To consider and vote upon a proposal to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,464,489	642,788	4,001	0

•	Proposal 3 — To consider and vote upon a proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (the “say-on-pay vote”):

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,208,462	1,323,885	1,011	577,920

•	Proposal 4 — To consider and vote upon a proposal to approve, on an advisory (non-binding) basis, the frequency of future say-on-pay votes:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstained	Broker Non-Votes
9,200,507	333	488	332,030	577,920

In light of these results, and consistent with the recommendation of the Board as set forth in the Proxy Statement, future say-on-pay votes will occur on an annual basis until the next advisory vote on the frequency of say-on-pay votes, which will occur no later than the 2032 annual meeting of stockholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2026

XBP GLOBAL HOLDINGS, INC.

By:	/s/ Dejan Avramovic
Dejan Avramovic
Chief Financial Officer